UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2021
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of shareholders of First Citizens BancShares, Inc. ("BancShares") was held on April 27, 2021. At the meeting, BancShares' shareholders voted on:
•    the election of 11 directors for terms of one year each;
•    a non-binding advisory “say-on-pay” proposal to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting; and
•    a proposal to ratify the appointment of KPMG LLP as BancShares’ independent public accountants for 2021.

The following tables reflect the final results of the voting at the Annual Meeting.

ELECTION OF DIRECTORS
Name of Nominee	Votes Cast "For"	Votes "Withheld"	Broker Non-votes
John M. Alexander, Jr.	19,016,235	265,405	4,114,240
Victor E. Bell III	18,652,064	629,576	4,114,240
Peter M. Bristow	19,065,766	215,874	4,114,240
Hope H. Bryant	19,062,073	219,567	4,114,240
H. Lee Durham, Jr.	18,658,371	623,269	4,114,240
Daniel L. Heavner	19,171,532	110,108	4,114,240
Frank B. Holding, Jr.	19,167,103	114,537	4,114,240
Robert R. Hoppe	19,221,097	60,543	4,114,240
Floyd L. Keels	19,198,876	82,764	4,114,240
Robert E. Mason IV	18,804,240	477,400	4,114,240
Robert T. Newcomb	18,317,323	964,317	4,114,240

"SAY-ON-PAY" PROPOSAL
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve a non-binding, advisory resolution to approve compensation paid or provided to named executive officers as disclosed in the 2021 Annual Meeting proxy statement	19,135,052	81,009	65,579	4,114,240

APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to ratify the appointment of independent accountants for 2021	23,305,959	52,027	37,894	0

Item 9.01.    Financial Statements and Exhibits
    (d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	April 30, 2021	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer